UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 6, 2004

Date of Report (Date of earliest
event reported)

NEORX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 Elliott Avenue West, Suite 500, Seattle, Washington 98119-4114
(Address of principal executive offices) (Zip Code)

(206) 281-7001
(Registrant’s telephone number, including area code)

Item 5.                             Other Events

NeoRx announced that it has filed an Investigational New Drug application with the US Food and Drug Administration for a phase II clinical study of STR™ (Skeletal Targeted Radiotherapy) in patients with breast cancer that has metastasized to the bone.  See press release dated July 6, 2004 attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 7.                             Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description

99.1	Press release dated July 6, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEORX CORPORATION
(Registrant)

Date: July 8, 2004	By:	/s/ MICHAEL K. JACKSON
Michael K. Jackson
Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1	Press release dated July 6, 2004